SUPPLEMENT TO

CALVERT VARIABLE SERIES, INC.
Social Balanced Portfolio

Prospectus dated April 30, 2007

Date of Supplement: October 26, 2007

Under "Advisor, Subadvisors and Portfolio Managers" on page 38 of the Prospectus, delete the second sentence under the heading "Calvert Asset Management Company, Inc." and replace it with the following:

John P. Nichols, Calvert's Vice President, Equities, handles the allocation of assets and Portfolio Managers for the Portfolio.

Under "Advisor, Subadvisors and Portfolio Managers" on page 38 of the Prospectus, replace the first chart under the heading "Calvert Asset Management Company, Inc." with the following:

Name of Portfolio Manager	Title	Length of Service with Advisor	Business Experience During Last 5 Years	Role on Management Team
John P. Nichols, CFA	Vice President, Equities, Calvert	Since 1980	Vice President, Equities, Calvert	Asset and Portfolio Manager Allocations for the Portfolio